Related Party Transactions	Jun. 30, 2015
Related Party Transactions [Abstract]
Related Party Transactions

NOTE 6 - RELATED PARTY TRANSACTIONS

The officers and sole director of the Company are involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, they may face a conflict in selecting between the Company and his other business interests. The Company has not formulated a policy for the resolution of such conflicts. Vigilant Diversified Holdings, Inc., a Colorado corporation, which is controlled by the founders, raised $150,000 in a Series A convertible preferred offering and has advanced the Company $49,064 for working capital.